Exhibit 99.2

Investor Presentation December 2010

Page 1 This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. We disclaim any obligation to update any forward-looking statements contained herein, except as may be required pursuant to applicable law. With respect to forward-looking statements in this press release, the company seeks the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include, without limitation, the successful completion of the pending acquisition of One Communications Corp., including the receipt of required regulatory approvals; the ability to realize expected synergies, cost savings and growth opportunities; the possibility that the anticipated benefits from the acquisition cannot be fully realized or may take longer or present greater cost to realize than expected; our ability to successfully integrate the operations of One Communications Corp. upon its acquisition without detracting from our current operations; our ability to execute our acquisition strategy; and other unforeseen difficulties that may occur. These risks and uncertainties also include (1) that the continued decline of our consumer access subscribers, combined with the change in mix of our consumer access subscriber base from narrowband to broadband, will adversely affect our results of operations; (2) that we will have less ability in the future to implement cost reductions to offset our revenue declines, which will adversely affect our results of operations; (3) that we face significant competition which could reduce our profitability; (4) that adverse economic conditions may harm our business; (5) that we may not be able to execute our business strategy for our Business Services segment, which could adversely impact our results of operations and cash flows; (6) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (7) that our business is dependent on the availability of third-party telecommunications service providers; (8) that we may be unable to retain sufficient qualified personnel, particularly in light of recent workforce and cost reduction initiatives and in a recovering economy, and the loss of any of our key executive officers could adversely affect us; (9) that we may be unsuccessful in making and integrating acquisitions into our business, which could result in operating difficulties, losses and other adverse consequences; (10) that if we do not continue to innovate and provide products and services that are useful to subscribers, we may not remain competitive, and our revenues and operating results could suffer; (11) that our business may suffer if third parties used for customer service and technical support and certain billing services are unable to provide these services or terminate their relationships with us; (12) that interruption or failure of our network and information systems and other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (13) that government regulations could adversely affect our business or force us to change our business practices; (14) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (15) that we may not be able to protect our intellectual property; (16) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (17) that if we are unable to successfully defend against legal actions we could face substantial liabilities; (18) that our business depends on effective business support systems, processes and personnel; (19) that as a result of our continuing review of our business, we may have to undertake further restructuring plans that would require additional charges, including incurring facility exit and restructuring charges; (20) that we may be required to recognize additional impairment charges on our goodwill and intangible assets, which would adversely affect our results of operations and financial position; (21) that we may have exposure to greater than anticipated tax liabilities and the use of our net operating losses and certain other tax attributes could be limited in the future; (22) that we may reduce, or cease payment of, quarterly dividends; (23) that our stock price may be volatile; (24) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our industry; (25) that provisions of our second restated certificate of incorporation, amended and restated bylaws and other elements of our capital structure could limit our share price and delay a change of management; (26) that we may be unsuccessful in integrating our acquisition of ITC^DeltaCom, which could result in operating difficulties, losses and other adverse consequences; and (27) that we are exposed to additional risks specific to ITC^DeltaCom’s business and industry, which could adversely affect our financial condition, results of operations and cash flows. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2009 and our Form 10-Q for the period ended September 30, 2010. Cautionary Information Regarding Forward Looking Statements

Evolution of EarthLink Strategy Page 2 Through Q3 2010: Cash producing, but declining Consumer ISP (61% of revenue is broadband) Under-scaled, but improving nationwide IP managed services business (New Edge Networks) Actively seeking a strategic transaction to complement New Edge and to leverage balance sheet and skill set Q4 2010: ELNK evolves into IP managed services provider: ITC^Deltacom and One Communications Acquisitions Both are scaled business, already generating cash and acquired at a reasonable price / multiple We know how to optimize flat or declining revenue streams for cash flow We have a rational view of the industry and did not acquire these assets expecting immediate growth We can nurture customer bases and avoid trying to make them into something they aren’t We have expertise in taking out costs in a manner transparent to customers The cash flow from these acquisitions effectively finances the purchase of the fiber networks We will have a strong IP network footprint in the Northeast, Midwest, and Mid Atlantic regions A platform for future managed IP services product strategy development, which will capitalize on exponential IP traffic growth A solid foundation for potential future follow-on acquisitions of revenue bases in the region Our balance sheet uniquely positions us to fund further industry consolidation and/or organic growth

Two Transformative Transactions Page 3 Deltacom OneCommunications Total Purchase Price $524 Million $370 million Debt $325 million due 2016 $0 Equity $0 Estimated $0 - $50 million Cash $199 Million $320 - 370 million Adj. EBITDA Multiple 1 4.7x 3.7x Expected Run Rate $20 Million $20 Million Closing Closed 12/8/2010 Expected Closing Q2 2011 Approvals N/A Customary regulatory approvals Chariman & CEO: Rolla Huff, President & COO: Joe Wetzel, CFO: Brad Ferguson Combined 50-plus years of wireline industry leadership experience Atlanta, GA $0.05 per share quarterly dividend 2-3% Yield based on last twelve months average share price 1 LTM as of Q2'10 Deltacom and Q3'10 OneComm, including expected cost synergies and adjusted for one-time transaction costs BRANDING DIVIDEND SYNERGIES CONSIDERATION MANAGEMENT HEADQUARTERS TIMING

The Combined Company Page 4 Combined company generates significant free cash flow, owns strategically valuable fiber network, has an experienced management team with industry expertise and is in a unique position to fund further organic or strategic growth. Most recently reported numbers are Q3 2010. Dollars are in millions. Adjusted EBITDA is a non-GAAP measure. See appendix for additional information on non-GAAP measures. Operational Strength: Financial Strength: 28k total route miles across the East and Midwest 22k miles owned or IRU 900+ co-locations; 55 IP and circuit based switches 68 metro fiber rings in key markets Full suite of voice, data, and managed services to business customers Fiber services to carriers and enterprises National footprint and award winning products such as MPLS over DSL Management team history of execution, decades of relevant industry experience. Core competencies of cost reduction and market development Ongoing free cash flow generation $88 million most recent quarter pro-forma Adjusted EBITDA $146 million share repurchase authorization $0.05 / share ongoing quarterly dividend $237 million gross cash (pro forma post-close) and Highly unlevered relative to peers

National Network with Southeast and Northeast Local Density Page 5 One Comm transaction adds Northeast region to existing footprint EarthLink Pre-One Communications One Communications

Page 6 EarthLink’s Capabilities Pre DeltaCom/OneComm Copper Fiber Coax Transport Connectivity 3G Services Value Add Cloud Security Data CPE ASP/Hosting Margins are higher as you move up but... It all builds upon transport and connectivity MPLS ATM LTE / 4G Frame Relay Wi-FI EVDO Airwaves Leased Integration My Edge Voice CPE Voice Video Data

Page 7 EarthLink’s Capabilities Post Acquisition In addition to a richer Fiber network, the combined company now benefits from additional scale Copper Fiber Coax Transport Connectivity 3G Services Value Add Cloud Security ASP/Hosting Integration MPLS ATM LTE / 4G Frame Relay Wi-FI EVDO Airwaves Now participate in all 3 – before was just Data Now have more robust mix of services and value adds...  Plus own the fiber network My Edge Data CPE Voice CPE Now own the fiber Voice Video Data

Consumer Business Continues to Generate Significant FCF Page 8 Free Cash Flow is a non-GAAP measure. See appendix for additional information on non-GAAP measures. Free cash flow margins have expanded due to disciplined cost structure management and attenuating top line Churn continues to fall as the tenure of our subscriber base increases 2.5% 3.5% 4.5% 5.5% Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Churn Rate % $0 $10 $20 $30 $40 $50 $60 $70 $80 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Free Cash Flow $ Millions % of Revenue

Most Recent Quarter Pro Forma Financials Page 9 Most recently reported numbers are Q3 2010. Dollars are in millions. Adjusted EBITDA and Free Cash Flow are non-GAAP measures. See appendix for additional information on non-GAAP measures. Significant free cash flow generation even prior to $40 million annual run rate synergies Revenue 145 $ 111 $ 137 $ 393 $ Adj. EBITDA 51 $ 22 $ 16 $ 88 $ % Margin 35.0% 19.6% 11.3% 22.4% CAPEX 3 $ 15 $ 7 $ 25 $ as a % of Revenue 2.0% 13.3% 5.4% 6.4% FCF (Unlevered) 48 $ 7 $ 8 $ 63 $ as a % of Revenue 33.0% 6.3% 5.9% 16.0% Legacy Pro Forma

Synergies Page 10 Adjusted EBITDA and Free Cash Flow are non-GAAP measures. See appendix for additional information on non-GAAP measures. $40 million of achievable annual recurring cost synergies $20 Million $20 Million 2 years 3 years $15 Million $15 Million Approximately half of synergies are back office and SG&A Half of synergies are systems and network related No revenue synergies assumed in the above estimates, but we believe we can close more sales together than apart EarthLink Management team has proven history of cost excellence Most recent quarter versus management team's first quarter at ELNK: - Adjusted EBITDA Margin: 35% in Q3'10 vs. 14% in Q2'07 - Free Cash Flow: $48 million in Q3'10 vs. $30 million in Q2'07 - Total SG&A: $43 million in Q3'10 vs $165 million in Q2'07 ACHIEVABILITY DISTRIBUTION OF SYNERGIES REVENUE SYNERGIES EXPECTED ANNUALIZED COST SYNERGIES TIMING TO ACHIEVE RUN RATE ONE TIME COST TO ACHIEVE SYNERGIES

Combined Capitalization Page 11 Strong combined balance sheet $ Millions. Short Term Debt Less Cash: $10 Million 1 Estimate - prior to closing OneComm shareholders have the right to receive a portion of proceeds in equity8 EarthLink Cash and Marketable Securities as of Q3'10 $771 Net Cash Paid for Deltacom Dec '10 (199) Net Cash to be Paid for OneCommunications 1 (340) Total Cash Adjusting out Purchase Prices $232 3.25% Convertible Debt due 2011 $255 Revolver $(30M undrawn) - 10.5% Senior Secured Notes due 2016 325 Total Debt $580 348 $ Net (Cash) / Debt Debt Cash

Leverage Ratios Company significantly unlevered relative to the industry EarthLink is in a unique position to deploy cash in a value-creating way Page 12 Adjusted EBITDA is for the last twelve months through Q3’10. Dollars are in Millions. Adjusted EBITDA is a non-GAAP measure. See appendix for additional information on non-GAAP measures. Industry Comps $255 $325 $0 $580 $216 $108 $99 $423 1.2 3.0 - 1.4 3x - 6x n/a 2.8 - 0.8 1x - 5x Legacy Pro Forma Principal LTM Adj. EBITDA (plus $20M Deltacom & OneComm synergies) Gross Debt : LTM Adj. EBITDA Net Debt : LTM Adj. EBITDA

Appendix

14 Key Executives Rolla P. Huff Chairman and Chief Executive Officer Joined in June 2007 and led a restructuring effort that focused EarthLink on its core access and award-winning customer service competencies. Leads a team of employees across the country dedicated to building positive customer lifetime value that translate into positive shareholder value. 20-year record of achievement as a business, operational and financial strategist. Former chairman and chief executive officer of Mpower Communications, a facilities-based provider of broadband data and voice services to business customers, from 1999 until 2006 when successfully closed a $200 million all cash sale to another competitive local exchange provider. Previously president and chief operating officer of Frontier Communications, leading negotiation of $13 billion merger with Global Crossing Ltd. Joined Frontier in May 1998 as executive vice president and chief financial officer. Served more than 5 years with AT&T Corporation and AT&T Wireless, holding executive positions including president, central United States for AT&T Wireless responsible for wireless business in 15 states, encompassing 1.6 million customers and more than $1 billion in annual revenue. Senior vice president and CFO for AT&T Wireless from 1995 to 1997. Prior to CFO, was financial vice president of AT&T's corporate mergers and acquisitions group, involved in the acquisition and integration of McCaw Cellular, AT&T's successful bid for $1.5 billion in PCS licenses, and the sale of AT&T's interest in LIN Broadcasting. More than 10 years with NCR Corporation in accounting, financial planning, and operations in domestic and international business units. Joe Wetzel, President and Chief Operating Officer Joined in 2007 responsible for operations, customer care, revenue, network engineering and information technology. President and Chief Operating Officer of Mpower Communications, delivering voice and data to consumer, business and wholesale customers in major US markets. MediaOne Group Vice President of Technology led corporate engineering functions at the third largest U.S, cable company. Oversaw technology development to deliver advanced voice, data, and video over an upgraded broadband cable network. Involved in business development with MediaOne merger with AT&T. Broad range of senior level Technology and Operations positions within U S WEST. Brad Ferguson, Chief Financial Officer Chief Financial Officer since August 2009. EarthLink's Vice President, Controller since September 2005 and Principal Accounting Officer; previously EarthLink's Vice President, Commercial Finance and Treasurer. Joined EarthLink with merger with MindSpring Enterprises, Inc. in 2000, where he was Vice President, Treasurer of MindSpring Previously member of the audit practice at Arthur Andersen LLP.

Appendix - Non GAAP Information EarthLink Non-GAAP Measures Adjusted EBITDA is defined by EarthLink as income from continuing operations before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, gain (loss) on investments, net, impairment of goodwill and intangible assets, and restructuring and acquisition-related costs. Free cash flow is defined by EarthLink as income from continuing operations before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, gain (loss) on investments, net, impairment of goodwill and intangible assets, and restructuring and acquisition-related costs, less cash used for purchases of property and equipment and purchases of subscriber bases. Adjusted EBITDA and free cash flow are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because EarthLink believes they provide relevant and useful information to investors. EarthLink utilizes these financial performance measures to assess its ability to meet future capital expenditures and working capital requirements. EarthLink also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. ITC^DeltaCom Non-GAAP Measures Adjusted EBITDA is defined by ITC^DeltaCom as net income (loss) before interest income and expense, net, provision for income taxes, depreciation and amortization, stock-based compensation, non-cash loss on extinguishment of debt, write-off of debt discount and issuance cost, prepayment penalties on debt, equity commitment fees, restructuring expenses, merger-related expenses, asset impairment loss and other income or loss. Not all of these adjustments are applicable in every period. Adjusted unlevered free cash flow is defined by ITC^DeltaCom as adjusted EBITDA (as defined above) less capital expenditures (including equipment purchased through capital leases) and changes in accounts payable–construction. Adjusted EBITDA and adjusted unlevered free cash flow are not financial measurements under U.S. generally accepted accounting principles. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview—Adjusted EBITDA” in the ITC^DeltaCom Annual Report on Form 10-K for the 2009 fiscal year for additional information regarding management’s reasons for including adjusted EBITDA data and for material limitations with respect to the usefulness of this measure. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview—Adjusted EBITDA” in the ITC^DeltaCom Quarterly Report on Form 10-Q for the period ended September 30, 2010 for additional information regarding management’s reasons for including adjusted unlevered free cash flow data and for material limitations with respect to the usefulness of this measure. Page 15

One Communications Non-GAAP Measures Adjusted EBITDA is defined by One Communications as loss from continuing operations before interest expense and income, net, income taxes, depreciation and amortization, stock-based compensation expense, reversal of goodwill impairment and other income or loss. Free cash flow is defined by One Communications as loss from continuing operations before interest expense and income, net, income taxes, depreciation and amortization, stock-based compensation expense, reversal of goodwill impairment and other income or loss, less cash used for purchases of property and equipment. Adjusted EBITDA and free cash flow are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because management believes they provide relevant and useful information to investors. Management believes that excluding the effects of the items noted above enables investors to better understand and analyze the current period’s results and provides a better measure of comparability. Page 16 Appendix - Non GAAP Information

EarthLink - Non GAAP Reconciliations Page 17 Twelve Months Ended Dec. 31 Mar. 31 June 30 Sept. 30, Dec. 31 Mar. 31 June 30 Sept. 30, Sept. 30, 2008 2009 2009 2009 2009 2010 2010 2010 2010 Income from continuing operations 24,446 $ 32,497 $ 31,485 $ 29,867 $ 193,269 $ 26,747 $ 28,040 $ 21,385 $ 269,441 $ Income tax (benefit) provision (56,107) 20,944 17,896 16,914 (181,839) 16,792 17,182 15,139 (132,726) Depreciation and amortization 6,982 6,509 6,069 6,032 5,352 4,748 4,577 4,327 19,004 Stock-based compensation expense 5,814 4,390 3,026 3,136 2,679 2,667 1,707 2,704 9,757 Gain (loss) on investments, net 2,969 (259) (11) (35) 1,626 (418) (154) - 1,054 Interest expense and other, net 4,605 4,291 5,100 5,067 5,346 5,292 5,483 5,466 21,587 Impairment of goodwill and intangible assets 78,672 - - - 24,145 - - - 24,145 Restructuring and acquisition-related costs 4,973 488 4,927 (97) 297 1,435 (89) 1,921 3,564 Adjusted EBITDA 72,354 68,860 68,492 60,884 50,875 57,263 56,746 50,942 215,826 Purchases of property and equipment (1,877) (3,133) (1,927) (5,588) (2,471) (3,072) (2,711) (2,965) (11,219) Purchases of subscriber bases (352) - - - - - - - - Free cash flow 70,125 $ 65,727 $ 66,565 $ 55,296 $ 48,404 $ 54,191 $ 54,035 $ 47,977 $ 204,607 $ Revenue 216,069 $ 199,063 $ 185,597 $ 174,521 $ 164,548 $ 157,258 $ 153,007 $ 145,158 $ Free cash flow % of revenue 32% 33% 36% 32% 29% 34% 35% 33% Three Months Ended EARTHLINK, INC. Reconciliation of Net Income to Adjusted EBITDA and Free Cash Flow (in thousands)

ITC^DeltaCom - Non GAAP Reconciliations Page 18 Three Months Twelve Months Ended Ended September 30, September 30, 2010 2010 Net loss (4,698) $ (12,341) $ Depreciation and amortization 13,810 60,098 Stock-based compensation expense 896 3,215 Interest income and expense, net 9,633 27,737 Write-off of debt discount and issuance cost - 7,948 Other (income) loss 2,114 1,337 Estimated synergies* - 20,000 Adjusted EBITDA 21,755 $ 107,994 $ * Represents estimated cost synergies of EarthLink and ITC^DeltaCom merger Three Months Ended September 30, 2010 Net loss (4,698) $ Depreciation and amortization 13,810 Stock-based compensation expense 896 Interest income and expense, net 9,633 Write-off of debt discount and issuance cost - Other (income) loss 2,114 Capital expenditures (15,472) Change in accounts payable - construction 704 Adjusted unlevered free cash flow 6,987 $ Reconciliation of Net Loss to Adjusted Unlevered Free Cash Flow (in thousands) ITC^DELTACOM, INC. Reconciliation of Net Loss to Adjusted EBITDA (in thousands) ITC^DELTACOM, INC.

One Communications - Non GAAP Reconciliations Page 19 Three Months Twelve Months Ended Ended September 30, September 30, 2010 2010 Loss from continuing operations (27,634) $ (53,670) $ Interest expense and income, net 17,270 57,657 $ Income tax benefit (860) (3,837) Depreciation and amortization 24,985 104,715 Stock-based compensation expense 1,261 6,284 Reversal of goodwill impairment - (35,000) Other loss 506 2,941 Estimated synergies* - 20,000 Adjusted EBITDA 15,528 $ 99,090 $ * Represents estimated cost synergies of EarthLink and One Communications merger Three Months Ended September 30, 2010 Loss from continuing operations (27,634) $ Interest expense and income, net 17,270 Income tax benefit (860) Depreciation and amortization 24,985 Stock-based compensation expense 1,261 Other loss 506 Purchases of property and equipment (7,375) Free cash flow 8,153 $ (in thousands) ONE COMMUNICATIONS CORP. Reconciliation of Loss From Continuing Operations to Adjusted EBITDA (in thousands) ONE COMMUNICATIONS CORP. Reconciliation of Loss From Continuing Operations to Free Cash Flow